SUMMARY PROSPECTUS	JANUARY 29, 2010

REYNOLDS BLUE CHIP GROWTH FUND
(RBCGX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.reynoldsfunds.com/html/sub2.html.  You can also get this information at no cost by calling (800) 773-9665.

SUMMARY INFORMATION ABOUT THE FUND

Investment Objective
Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.08%
Other Expenses	1.43%
Total Annual Fund Operating Expenses	2.51%
Less: Fee Waiver(1)	0.51%
Net Annual Fund Operating Expenses	2.00%

(1)In the Fund’s investment advisory agreement, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 2.00%.  The investment advisory agreement remains in effect indefinitely as long as its continuance is specifically approved at least annually by the board of directors of the Fund, including a majority of those directors who are not interested persons of the Fund.  Upon sixty days’ written notice, the investment advisory agreement may be terminated, for any reason, by the Fund or the Fund’s investment adviser.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$627	$1,078	$2,327

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 527% of the average value of its portfolio.

Principal Investment Strategies
The Fund under normal market conditions invests 80% of its net assets in the common stocks of “growth” companies that, in the view of the Fund’s investment adviser, are well-established in their industries and have a minimum market capitalization of at least $1 billion (these companies are commonly referred to as “blue chip” companies).  The Fund invests in securities of both domestic and foreign “blue chip” companies, with the Fund’s investments in foreign companies generally being effected through American Depositary Receipts or “ADRs” which are dollar-denominated securities of foreign issuers traded in the U.S.  The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

The Fund’s investment adviser bases investment decisions on company-specific factors (bottom-up investment approach) and general economic conditions (top-down approach).  When purchasing “blue chip” companies for the Fund, the Fund’s investment adviser looks for companies that have some or all of the following attributes:

•	a presence in expanding industries
•	a superior and pragmatic growth strategy
•	proprietary products, processes or services
•	a potential for above-average unit and earnings growth

In pursuing its investment objective, the Fund has the discretion to purchase some securities that do not meet its normal investment criteria.  In particular, the Fund may invest in companies that are not now “blue chip” companies, but which the Fund’s investment adviser believes have the potential to become “blue chip” companies.  These include:

•	leading companies in smaller industries
•	lesser known companies moving from a lower to a higher market share position within their industry group

The Fund’s investment adviser will generally sell a portfolio security when the investment adviser believes:

•	the security has achieved its value potential
•	changing fundamentals signal a deteriorating value potential
•	other securities have a better performance potential

While this sell discipline is likely to cause the Fund to have annual portfolio turnover rates that may exceed 300%, it also causes the Fund to keep seeking better alternatives.

Principal Risks
Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Market Risk - The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

•
Growth Investing Risk - The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

•
Technology Companies Risk - Technology companies may be subject to greater business risks and may be more sensitive to changes in economic conditions than other companies. The earnings of technology companies may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Finally, there are periods when investing in stocks of technology companies falls out of favor with investors and these stocks may underperform.

•
Medium Capitalization Companies Risk - There is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.

•
Smaller Capitalization Companies Risk - Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Foreign Securities Risk – There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

•
Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

•
Frequent Trading Risk – Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the

Fund that have been disruptive to the Fund. The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines that there is unusual trading in shares of the Fund.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

Performance
The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500® Index.  For additional information on this index, please see “Index Description” in the Prospectus.  Please keep in mind that the Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.reynoldsfunds.com or by calling the Fund toll-free at 1-800-773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
(Total return per calendar year)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 21.89% (quarter ended September 30, 2009) and the lowest total return for a quarter was (26.18%) (quarter ended December 31, 2000).

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns
(for the periods ending December 31, 2009)	1 Year	5 Years	10 Years
Reynolds Blue Chip Growth Fund
Return Before Taxes	41.87%	7.40%	(4.77%)
Return After Taxes on Distributions	41.87%	7.37%	(4.78%)
Return After Taxes on Distributions and Sale of Fund Shares	27.21%	6.40%	(3.91%)
S&P 500® Index (reflects no deductions for fees, expenses and taxes)	26.46%	0.42%	(0.95%)

Management
Investment Adviser – Reynolds Capital Management is the investment adviser to the Fund.

Portfolio Manager - Frederick L. Reynolds is the portfolio manager and sole proprietor of the adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Reynolds has managed the Fund since 1988.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at 1-800-773-9665, or through a financial intermediary.  Investors who wish to purchase, or redeem Fund shares through a broker-dealer or other financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

New Accounts		Existing Accounts
All accounts	$1,000	All other Accounts	$100
		Automatic Investment Plan	$50

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.